UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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T3 Motion, Inc.

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
GENERAL INFORMATION ABOUT VOTING
VOTING
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
ELECTION OF DIRECTORS
APPROVAL OF AN AMENDMENT TO INCREASE THE NUMBER OF SHARES UNDERLYING THE 2010 STOCK INCENTIVE PLAN
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
ADVISORY VOTE TO APPROVE THE FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION
GENERAL
WHERE YOU CAN FIND MORE INFORMATION
STOCKHOLDER PROPOSALS

T3 Motion, Inc.
2990 Airway Avenue, Building A
Costa Mesa, California 92626
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held December 2, 2011
To the Stockholders of T3 Motion, Inc.:
Notice is hereby given that the annual meeting of stockholders of T3 Motion, Inc. (the “Company”) will be held on December 2, 2011 at our executive offices, 2990 Airway Avenue, Building A, Costa Mesa, California 92626, at 10:00 a.m., local time. The meeting is called for the following purposes:
1.	To elect a board of five directors;

2.	To increase the number of shares underlying our 2010 Stock Incentive Plan;

3.	To ratify the appointment of KMJ Corbin & Company LLP as our independent auditors for the fiscal year ending December 31, 2011;

4.	To conduct an advisory vote to approve the compensation paid to our named executive officers, as disclosed under the caption Election of Directors — Executive Compensation;

5.	To conduct an advisory vote to indicate how frequently stockholders believe we should seek an advisory vote on the compensation of our named executive officers; and

6.	To consider and take action upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof.
The close of business on November 8, 2011 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting. Our stock transfer books will not be closed. A list of the stockholders entitled to vote at the meeting may be examined at our offices during the 10-day period preceding the meeting.
All stockholders are cordially invited to attend the meeting. Whether or not you expect to attend, you are respectfully requested by our board of directors to sign, date and return the enclosed proxy card promptly. Stockholders who execute proxies retain the right to revoke them at any time prior to the voting thereof. A return envelope which requires no postage if mailed in the United States is enclosed for your convenience. This Proxy Statement, a form of proxy and our most recent Annual Report on Form 10-K are available to view online at the following internet address: http://www.t3motion.com.

By Order of the Board of Directors,
/s/ Ki Nam

Ki Nam,
Chairman and Chief Executive Officer
Dated: November 8, 2011

T3 MOTION, INC.
2990 Airway Avenue, Building A
Costa Mesa, California 92626
PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of T3 Motion, Inc. (the “Company,” “T3,” “we,” “us,” or “our”) for the annual meeting of stockholders to be held on December 2, 2011 at 2990 Airway Avenue, Building A, Costa Mesa, California 92626, at 10:00 a.m., local time. Any stockholder giving such a proxy has the power to revoke it at any time before it is voted. Written notice of such revocation should be forwarded directly to our Secretary, at the above address.
If the enclosed proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the directions thereon and otherwise in accordance with the judgment of the persons designated as proxies. Any proxy on which no direction is specified will be voted for each of the proposals.
The approximate date on which this Proxy Statement and the accompanying form of proxy will first be mailed to our stockholders is November 10, 2011.
Your vote is important. Accordingly, you are urged to sign and return the accompanying proxy card whether or not you plan to attend the meeting. If you do attend, you may vote by ballot at the meeting, thereby canceling any proxy previously given.

GENERAL INFORMATION ABOUT VOTING
Record Date; Outstanding Shares; and Voting Rights
Only stockholders of record at the close of business on November 8, 2011 (the “Record Date”), are entitled to receive notice of, and vote at our annual meeting. As of the Record Date, we had outstanding 12,881,027 shares of common stock, being the only class of stock entitled to vote at the annual meeting. Each share of our common stock is entitled to one vote on all matters.
Quorum Requirement for the Annual Meeting
The holders of a majority of the shares entitled to vote at the annual meeting must be present at the annual meeting for the transaction of business. This is called a quorum. Your shares will be counted for purposes of determining if there is a quorum, whether representing votes for, against or abstained, if you:
•	Are present and vote in person at the annual meeting; or

•	Have properly submitted a proxy card or vote instruction form by mail.
If a quorum is not present, the annual meeting will be adjourned until a quorum is obtained.
Votes Required for Approval
Proposal 1: Election of Directors. Directors are elected by a plurality vote, and the five nominees who receive the most votes will be elected. In the election of Directors, votes may be cast in favor of all nominees or to withhold voting with respect to specific nominees.
Proposal 2: Approval of Increase in Option Plan. The affirmative “FOR” vote of a majority of the shares present in person or by proxy and entitled to vote is necessary for approval of such proposal.
Proposal 3: Ratification of Appointment of Auditors. The affirmative “FOR” vote of a majority of the shares present in person or by proxy and entitled to vote is necessary for approval of such proposal.
Proposal 4: Advisory Vote to Approve Executive Compensation. The advisory vote is not binding on us, our board of directors, or management. The affirmative “FOR” vote of a majority of the shares present in person or by proxy and entitled to vote is necessary for approval of the executive compensation.
Proposal 5: Advisory Vote to Approve the Frequency of Advisory Votes on Executive Compensation. The advisory vote to approve the frequency of advisory votes on executive compensation is not binding on us, our board of directors, or management. The affirmative “FOR” vote of a majority of the shares present in person or by proxy and entitled to vote is necessary for approval of the vote to hold advisory votes on executive compensation every year.

Broker Non-Votes and Abstentions
If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. All of the matters scheduled to be voted on at the annual meeting are “non-routine,” except for the proposal to ratify the appointment of KMJ Corbin & Company LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011. In tabulating the voting result for the particular proposals set forth above, abstentions and broker non-votes will have no effect on the proposals being voted upon, assuming that a quorum is obtained.
Please note that the rules regarding how brokers may vote your shares have changed. Brokers may no longer vote your shares on the election of directors or on executive compensation matters in the absence of your specific instructions as to how to vote so we encourage you to provide instructions to your broker regarding the voting of your shares.
Tabulation of Votes
The votes received by proxy will be tabulated and certified by us, and the final vote will be tabulated by an inspector of election at the meeting.

VOTING
If you are a stockholder of record, you may vote in person at the annual meeting. We will give you a ballot when you arrive. If you do not wish to vote in person or you will not be attending the annual meeting, you may vote by proxy. If you received a printed copy of these proxy materials by mail, you may vote by proxy using the enclosed proxy card. To vote by proxy using the enclosed proxy card, complete, sign and date your proxy card and return it promptly in the envelope provided.
If you vote by proxy, your vote must be received by 12:00 p.m. Eastern Time on December 1, 2011 to be counted.
If you are not a stockholder of record, please follow the directions provided to you by your bank or broker. If you wish to vote in person at the meeting, please contact your bank or broker to learn the procedures necessary to allow you to vote your shares in person.
You may revoke any proxy by notifying us in writing at our address, Attn: Secretary, or by voting a subsequent proxy or in person at the annual meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT
The following table sets forth as of the Record Date, the number of shares of our common stock beneficially owned by (i) each person who is known by us to be the beneficial owner of more than five percent of our common stock; (ii) each director; (iii) each of the named executive officers in the Summary Compensation Table; and (iv) all directors and executive officers as a group. As of the Record Date, we had 12,881,027 shares of common stock issued and outstanding.
Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission (the “SEC”) and generally includes voting or investment power with respect to securities. Unless otherwise indicated, the stockholders listed in the table have sole voting and investment power with respect to the shares indicated. Unless otherwise noted, the principal address of each of the stockholders, directors and officers listed below is c/o T3 Motion, Inc., 2990 Airway Avenue, Building A, Costa Mesa, California 92626.
All share ownership figures include shares of our common stock issuable upon securities convertible or exchangeable into shares of our common stock within 60 days of the Record Date which are deemed outstanding and beneficially owned by such person for purposes of computing his or her percentage ownership, but not for purposes of computing the percentage ownership of any other person.

		Percentage of
	Number of Shares of	Outstanding Shares
	Common Stock	of Common
Name and Address of Beneficial Owner	Beneficially Owned	Stock

Executive Officers and/or Directors:
Ki Nam (1)	5,341,909	31.7
Kelly Anderson (2)	31,667	*
David Snowden (2)	10,000	*
Steven Healy (2)	10,000	*
Mary S. Schott (2)	10,000	*
Robert Thomson (3)	6,360,192	43.8
5% Stockholders:
Vision Opportunity Master Fund, Ltd. (4)	6,360,192	43.8
Vision Capital Advantage Fund (4)	6,360,192	43.8
Total Force International Limited(5)	800,000	6.3
All Executive Officers and Directors as a Group (6 persons)	11,763,768	61.2

*	Less than one percent

(1)
Consists of (i) 632,243 shares of common stock held directly by Mr. Nam, (ii) 108,750 shares of common stock underlying options that are exercisable on or within 60 days, (iii) 90,000 shares of common stock held by Mr. Nam’s son, (iv) 2,973,579 shares of common stock underlying warrants held by The Nam Family Trust Dated 02/17/07, Ki Nam and Yeong Hee Nam as Trustees and (v) 1,537,337 shares of common stock underlying warrants held by Mr. Nam. Does not include 90,000 shares of common stock held by Mr. Nam’s daughter, as to which he disclaims beneficial ownership.

(2)	Represents shares underlying options that are exercisable on or within 60 days.

(3)
Mr. Thomson is a director of Vision Capital Advisors, LLC (the “Investment Advisor”) and the director designee of the Investment Advisor, Vision Opportunity Master Fund, Ltd. (the “Master Fund”) and Vision Capital Advantage Fund L.P. (“VCAF”) (collectively with the Investment Advisor and the Master Fund, the “Funds”). Based on a Schedule 13D filed by the Funds, Adam Benowitz and VCAF GP, LLC on July 1, 2011. Mr. Thomson disclaims beneficial ownership of all of our securities reported herein.

(4)
The Master Fund and VCAF collectively own 4,077,423 shares of common stock and have the ability to acquire 2,282,769 shares of common stock through the exercise or conversion of derivative securities. VCAF GP, LLC serves as the general partner of VCAF. The Investment Manager serves as the investment manager of each Fund. Mr. Benowitz is the managing member of the Investment Manager and a managing member of the VCAF GP, LLC. The Investment Manager and Mr. Benowitz (and VCAF GP, LLC with respect to the shares of common stock owned by VCAF) may each be deemed to beneficially own the shares of common stock beneficially owned by the Master Fund and VCAF. Each disclaims beneficial ownership of such shares. The Funds, Mr. Benowitz and VCAF GP, LLC share power to vote or dispose of the shares. The business address of the Funds is c/o Vision Capital Advisors, LLC, 20 West 55th St, Fifth Floor, New York, NY 10019. Based on a Schedule 13D filed by the Funds, Adam Benowitz and VCAF GP, LLC on July 1, 2011.

(5)	Includes 400,000 shares of common stock underlying warrants. Sam Lee has the power to vote and dispose of the shares of common stock held by Total Force International Limited.

Nominees of our Board of Directors
Our board of directors has nominated the persons identified below for election as directors, to serve until the next annual meeting or their successors have been elected and qualified. If any nominee becomes unavailable for election, which is not expected, the persons named in the accompanying proxy intend to vote for any substitute whom the board of directors nominates. The following table sets forth information about our director nominees as of the Record Date.

				Other public
				company
				directorships held in
Name	Age	Position	Director since	last five years

Ki Nam	51	Chief Executive Officer and Chairman of the Board	March 2006 (Chairman since December 2006)
Steven Healy (2)(3)	51	Director	January 2007
Mary Schott (1)(2)	50	Director	January 2009
David Snowden (1)(3)	67	Director	February 2007
Robert Thomson	35	Director	January 2010

(1)	Audit Committee member

(2)	Compensation Committee member

(3)	Nominating Committee member

PROPOSAL NO. 1
ELECTION OF DIRECTORS
At the meeting, five directors will be elected by the stockholders to serve until the next annual meeting of stockholders or until their successors are elected and shall qualify. It is intended that the accompanying proxy will be voted for the election, as directors, of Ki Nam, Steven Healy, Mary Schott, David Snowden and Robert Thomson, unless the proxy contains contrary instructions. We have no reason to believe that any of the nominees will not be a candidate or will be unable to serve. In the event that any of the nominees should become unable or unwilling to serve as a director, however, the persons named in the proxy have advised that they will vote for the election of such person or persons as shall be designated by the directors.
Our directors are appointed for a one-year term to hold office until the next annual meeting of our stockholders or until they resign or are removed from office in accordance with our bylaws. Set forth below are the respective principal occupations or brief employment histories of the five nominees and the periods during which each has served as our director, as well as for our named executive officers and certain significant employees.
Director Nominees
Ki Nam has served as our Chief Executive Officer and the Chairman of the board of directors since he founded the Company in March 2006. Mr. Nam co-founded Graphion Technology USA LLC (“Graphion”) in 2005, and is currently Chairman of the Board and a majority owner. Mr. Nam founded Paradigm Wireless Company, a supplier of quality wireless equipment to the telecom industry in 1999, Aircept, a leading developer, manufacturer, and service provider in the Global Positioning System (GPS) marketplace, in 2000 and Evolutionary Electric Vehicles (EEV), a provider of high performance motor-controller packages to the hybrid and electric vehicle market, in 2001. Mr. Nam sold Paradigm Wireless Company in 2001 and Aircept in 2005. In 1989, Mr. Nam co-founded Powerwave Technologies, Inc., where he held the position of Executive Vice President, Business Development, until November 1998. We believe Mr. Nam is qualified to serve as a director as a result of his insight, detailed understanding of electric vehicles and our technologies, and information related to our strategy, operations, and business. As founder of T3 Motion, his vision and know-how have been instrumental in the development of our products and business. His prior experience as the Chief Executive Officer of EEV and his experience at Powerwave Technologies, Inc. also have afforded him with strong leadership skills and a broad technology background.
Steven Healy has served as a member of our board of directors since January 2007. Since January 2008, Mr. Healy has been a Managing Partner of Margolis, Healy & Associates, a campus safety and security consulting firm. From January 2003 until June 2009, he was the Director of Public Safety at Princeton University. He has been actively involved with the International Association of Campus Law Enforcement Administrators (IACLEA) for many years, serving as President of the organization from July 2006 until June 2007 and as a member of the IACLEA’s Government Relations Committee for the past 10 years. In April 2007, Mr. Healy was appointed by the governor of New Jersey to serve on the state’s Campus Security Task Force. We believe Mr. Healy is suited to serve as a director of T3 Motion due to his deep experience in and understanding of private security markets, in particular campus security, as well as his understanding of law enforcement in general.

Mary Schott has served as a member of our board of directors since January 2009. Since December 2007, Ms. Schott, a certified public accountant, has been the Chief Financial Officer of San Manuel Band of Serrano Mission Indians. From 1986 until November 2007, she held various finance and accounting positions with First American Corporation and its divisions, serving her last three years as Chief Accounting Officer of First American Title Insurance Company. We believe Ms. Schott is suited to serve as a director of T3 Motion due to her extensive experience in finance and accounting compliance and systems, including public company reporting, internal controls and business processes.
David Snowden has served as a member of our board of directors since February 2007. Mr. Snowden has been the Chief of Police of Beverly Hills, California since January 2004 and has over 40 years of professional experience in law enforcement. We believe Mr. Snowden is suited to serve as a director of T3 Motion due to his deep experience in and understanding of police departments and municipalities, as well as his contacts within the law enforcement industry.
Robert Thomson has served as a member of our board of directors since January 2010. Mr. Thomson has been a Director at the Investment Advisor, a New York based private equity manager, since 2007, where he oversees the firm’s growth equity investments in consumer retail, industrials, and homeland defense and security companies. The Investment Advisor is the manager of the Master Fund and VCAF. At the Investment Advisor, Mr. Thomson manages investment opportunities for the funds and works closely with its portfolio companies in executing their growth plans. He currently sits on the board of directors for Juma Technology Corp., a converged network integrator and software developer based in New York that trades on the OTC Bulletin Board and Microblend Technologies, Inc., a private company that is a developer of automatic paint creation systems for retailers. From 2005 to 2007, Mr. Thomson was the Managing Director of The Arkin Group, LLC in charge of operations, financial management and growth strategies for this international business intelligence firm. Mr. Thomson is also a term member at the Council on Foreign Relations. We believe Mr. Thomson’s broad experience advising emerging growth companies and his experience advising companies in our target markets, as well as his deep understanding of capital markets, mergers and acquisitions, business restructuring, business development, and fundraising and investment strategies qualify him to serve on the board of directors.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF OUR BOARD OF DIRECTORS’ NOMINEES.
PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors, unless you direct the holder how to vote, by marking your proxy card or by following the instructions on the proxy card to vote by telephone or Internet.

PROPOSAL NO. 2
APPROVAL OF AN AMENDMENT TO INCREASE THE NUMBER OF SHARES
UNDERLYING THE 2010 STOCK INCENTIVE PLAN
The 2010 Plan became effective in January 2010, and was approved by our stockholders at the 2010 annual meeting of stockholders held in June 2010. The maximum number of shares of common stock that may be issued over the term of the 2010 Plan is 650,000 shares.
At the 2011 annual meeting, the stockholders are being asked to approve and ratify an amendment to the 2010 Plan to increase the maximum number of shares of common stock that may be issued over the term of the 2010 Plan to 3,150,000 shares from 650,000 shares (the 2010 Plan as so amended, the “Amended 2010 Plan”). The Amended 2010 Plan was adopted by our board of directors on October 4, 2011. All other terms of the 2010 Plan and Amended 2010 Plan remain the same. A copy of the Amended 2010 Plan is attached hereto as Annex A.
The material features of the Amended 2010 Plan are identical to the features of the 2010 Plan, described on page 25 of this proxy statement, except that the maximum number of shares of common stock that may be issued over the term of the Amended 2010 Plan is 3,150,000 shares. We estimate that approximately 54 persons are eligible to participate in the Amended 2010 Plan.
The shares of common stock underlying the Amended 2010 Plan are not registered for resale. No awards under the Amended 2010 Plan have been granted to our directors or named officers as of the Record Date.
Plan Benefits
We are unable to predict the amount of benefits that will be received by or allocated to any particular recipient under the Amended 2010 Plan. No options have been received or allocated under the Amended 2010 Plan during the fiscal year ended December 31, 2010 by any consultant, employee, officer or director.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO INCREASE THE NUMBER OF SHARES UNDERLYING THE AMENDED 2010 PLAN.
PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares on this proposal, unless you direct the holder how to vote, by marking your proxy card or by following the instructions on the proxy card to vote by Internet.

PROPOSAL NO. 3
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
The audit committee has selected KMJ Corbin & Company LLP to serve as our independent accountants for the year ending December 31, 2011. A representative of KMJ Corbin & Company LLP is expected to be present by teleconference at the annual meeting and will have an opportunity to make a statement if he or she so desires. The representative also is expected to be available to respond to appropriate questions from stockholders.
If stockholders fail to ratify the appointment, the audit committee will reconsider its appointment of KMJ Corbin & Company LLP.
Services and Fees of Independent Accountants
The following chart sets forth public accounting fees paid to KMJ Corbin & Company LLP during the years ended December 31, 2010 and 2009:
KMJ Corbin & Company LLP

	2010	2009
Audit Fees	$176,880	$171,270
Audit-Related Fees	$3,640	$—
Tax Fees	$—	$3,525
All Other Fees	$—	$—

Total	$180,520	$174,795

Audit fees were for professional services for the audit of our annual financial statements and the review of the financial statements included in our quarterly reports on Forms 10-Q, and services that are normally provided by KMJ Corbin & Company LLP in connection with statutory and regulatory filings or engagements for that fiscal year. KMJ Corbin & Company LLP billed for services provided in the preparation of consolidated tax returns.
Audit-related fees consist of services by KMJ Corbin & Company LLP that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under Audit Fees. We incurred these fees in connection with the preparation of registration statements.
Tax fees are the aggregate fees in each of the last two years for the professional services rendered by KMJ Corbin & Company LLP for the preparation and filing of our U.S. tax returns.
KMJ Corbin & Company LLP did not bill any other fees for services rendered to us during the fiscal years ended December 31, 2010 and 2009 for assurance and related services in connection with the audit or review of our financial statements.

Pre-Approval of Services
The audit committee appoints the independent accountant each year and pre-approves the audit services. The audit committee chair is authorized to pre-approve specified non-audit services for fees not exceeding specified amounts, if she promptly advises the other audit committee members of such approval. All of the services described under the caption “Audit Fees” were pre-approved. All of the audit and audit-related services described under the caption Services and Fees of Independent Accountants were pre-approved.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KMJ CORBIN & COMPANY LLP TO SERVE AS OUR INDEPENDENT ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2011.

PROPOSAL NO. 4
ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
Pursuant to Exchange Act Section 14A, we are submitting to stockholders an advisory vote to approve the compensation paid to our named executive officers, as disclosed under the caption Executive Compensation, pursuant to Item 402(m) through (q) of Regulation S-K, including the compensation tables and narrative discussion.
The advisory vote is not binding on us, our board of directors, or management; if executive compensation is not approved by a majority of votes cast, the compensation committee will take account of this fact when considering executive compensation for future years.
We intend to submit to stockholders an advisory vote to approve the executive compensation every year. We plan to submit the next vote at next year’s annual meeting.
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE FOLLOWING ADVISORY RESOLUTION:
RESOLVED, that the compensation paid to our named executive officers, as disclosed under Executive Compensation, pursuant to Item 402(m) through (q) of Regulation S-K, including the compensation tables and narrative discussion, be, and hereby is, approved.
PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares on this proposal, unless you direct the holder how to vote, by marking your proxy card or by following the instructions on the proxy card to vote by Internet.

PROPOSAL NO. 5
ADVISORY VOTE TO APPROVE THE FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION
Recently enacted rules pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 also enable our stockholders to indicate how frequently they believe we should seek an advisory vote on the compensation of our named executive officers, such as Proposal 4 above. Stockholders may indicate whether they would prefer an advisory vote on named executive officer compensation once every one, two, or three years or you may abstain. The board of directors recommends that our stockholders select a frequency of one year, with the next such stockholder advisory vote to at our annual meeting for the fiscal year 2011.
Although the advisory vote is non-binding, the board of directors will review and consider the voting results when making future decisions regarding the frequency of advisory votes on executive compensation.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE FOLLOWING ADVISORY RESOLUTION:
RESOLVED, that an advisory vote on compensation of our named executive officers to be held once every one year.
PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares on this proposal, unless you direct the holder how to vote, by marking your proxy card or by following the instructions on the proxy card to vote by Internet.

Executive Officers and Significant Employees
Ki Nam (see page 8, above)
Kelly Anderson has served as our Executive Vice President and Chief Financial Officer since March 2008. She was a member of our board of directors from January 2009 until January 2010. From May 2006 until joining the Company, Ms. Anderson was Vice President at Experian, a leading credit report agency. From 2004 until 2006, Ms. Anderson was Chief Accounting Officer for TripleNet Properties, G REIT, Inc., T REIT, Inc., NNN 2002 Value Fund, LLC, and Chief Financial Officer of NNN 2003 Value Fund, LLC and A REIT, Inc., all of which were real estate investment funds managed by TripleNet Properties.
Noel Chewrobrier has served as our Vice President of International Sales since May 2010, and prior to that, he served as a consultant to us beginning in November 2008. From 1995 until 2007, he held senior management positions at Tecan Group Ltd., a global provider of laboratory instruments and solutions in the life sciences sector, serving as President of Tecan from 2004 to 2007. Mr. Chewrobrier consulted for Graphion’s electroforming business from May 2007 until November 2008.
David Fusco has served as our Vice President of Domestic Sales since September 2010. From January 2006 until joining the Company, he served as a principal of Andal Holdings, Inc., a sales and management consulting firm he founded. From 1987 until 2006, Mr. Fusco held senior executive sales management positions with Texas Instruments, Acer America, Compaq Computer and Hewlett Packard.
Kenneth Cao has served as our Vice President of Engineering since March 2007. Mr. Cao joined us in June 2006 as Director of Engineering, and prior to that, he held positions as Director of Engineering at Power Wireless Systems where he was responsible for research and development, product development, engineering, and manufacturing for wireless infrastructure, RF power amplifiers, TMA, and antenna. From 2000 to 2005, Mr. Cao was Director of Engineering for Paradigm/Remec/Powerwave Technologies, Inc., a global provider of end-to-end wireless infrastructure solutions for use in wireless communications networks. Mr. Cao held various engineering positions at Motorola, Inc. and Richardson Electronics from 1987 to 2000.
Family Relationships
There are no family relationships among our executive officers, directors and significant employees.
Involvement in Certain Legal Proceedings
To the best of our knowledge, there have been no events under any bankruptcy act, no criminal proceedings and no judgments, injunctions, orders or decrees material to the evaluation of the ability and integrity of any director, executive officer, promoter or control person of our Company during the past ten years.
Transactions with Related Persons, Promoters and Certain Control Persons
The following reflects our related party transactions since January 1, 2010.

Related Party Payables
From time to time, we purchase parts and outsource research and development from Graphion, a company majority-owned by Ki Nam, our Chairman and Chief Executive Officer. During the year ended December 31, 2010, we purchased $151,973 of research and development services from Graphion and had an outstanding accounts payable balance of $51,973 owed to Graphion at December 31, 2010.
Immersive Note
As of January 1, 2010, we had $2,000,000 principal amount outstanding under a secured promissory note held by Immersive Media Corp. (“Immersive”), which at the time was a beneficial owner of in excess of 5% of our common stock. The note, as amended, bore interest at the rate of 19% per annum, compounded annually, and was due and payable on May 20, 2011.
During 2010, as consideration for Immersive’s agreement to extend the due date of the note, we exchanged Immersive’s Class A warrants to purchase up to 69,764 shares of our common stock at an exercise price of $10.80 per share and our Class D warrants to purchase up to 25,000 shares of our common stock at an adjusted exercise price of $7.00 per share, for Class G warrants to purchase up to 69,764 shares and 25,000 shares of our common stock, respectively, each with an exercise price of $7.00 per share. We also issued to Immersive Class G warrants to purchase up to 104,000 shares of our common stock at an exercise price of $7.00 per share. On May 19, 2011, we paid the note in its entirety, including accrued interest.
Loans from Master Fund
The December 30, 2009 10% Convertible Debenture
On December 30, 2009, we issued to Master Fund a 10% secured convertible debenture (the “12/30/2009 Debenture”), with an aggregate principal value of $3,500,000 and an initial maturity date of December 31, 2010. On December 31, 2010, we and Master Fund amended the 12/30/2009 Debenture to extend the maturity date to March 31, 2011. On March 31, 2011 we further amended the 12/30/2009 Debenture to extend the maturity date to June 30, 2011 and restated the conversion provisions such that, in consideration for the cancellation of the principal amount of the 12/30/2009 Debenture and accrued interest thereon at the closing of our May 2011 public offering, we would issue to Master Fund a number of units equal to the total amount of principal and interest accrued through the date of the closing divided by the conversion price. Each unit (a “Unit”) was comprised of one share of our common stock, one warrant substantially identical to our outstanding Class H Warrants and one warrant substantially identical to our outstanding Class I Warrants. The conditions of conversion included, among other things, (i) the execution of a registration rights agreement between the parties in which we would agree to register Master Funds’ Units and securities underlying the Units, (ii) the effectiveness our resale registration statement dated June 30, 2011 and (iii) that the Units would be trading on the NYSE Amex, LLC.
On May 2, 2011, we and Master Fund again amended and restated the 12/30/2009 Debenture to provide Master Fund with certain registration and anti-dilution rights. On May 9, 2011 we and Master Fund further restated the 12/30/2009 Debenture to provide that the removal of its then current conversion provisions would not take effect until the closing of our June 30, 2011 resale offering. On May 19, 2011, Master Fund converted the principal amount of the 12/30/2009 Debenture plus accrued interest into 1,138,885 shares of common stock, 1,138,885 Class H warrants and 1,138,885 Class I warrants.

December 31, 2010 — Exchange Agreement
On December 31, 2010, we entered into a securities exchange agreement with Master Fund pursuant to which Master Fund exchanged 350,000 Class G warrants into 210,000 shares of our common stock.
Loans from Ki Nam, our Chief Executive Officer and Chairman
The 2010 Note
On February 24, 2011, we issued a promissory note to Ki Nam, our Chairman and Chief Executive Officer, in the aggregate principal amount of up to $2,500,000 (the “2010 Note”). Interest on the 2010 Note accrues at 10% per annum and is due and payable upon maturity. The 2010 Note matures on March 31, 2012, but we may extend maturity of the 2010 Note through March 31, 2013. We may prepay principal on the 2010 Note without penalty.
The purpose of the 2010 Note was to document advances previously made to us by Mr. Nam, as well as to provide a source of future funding. As of December 31, 2010, Mr. Nam had advanced $1,511,000 to us to be used for operating requirements. In October 2010, we repaid $390,000 of the advances, leaving a balance of $1,121,000 outstanding as of December 31, 2010. We recorded interest expense of $23,756 for the year ended December 31, 2010 and had accrued interest of $23,756 as of December 31, 2010. Through May 19, 2011, we had borrowed an additional $1,000,000 under the 2010 Note. On May 19, 2011 we issued to Mr. Nam Units convertible into 632,243 shares of common stock, 632,243 Class H warrants and 632,243 Class I warrants in consideration of the cancellation of the $2,212,851 of accrued principal and interest then due under the 2010 Note. On May 19, 2011, we also entered into a registration rights agreement with Mr. Nam to register the common stock underlying the Units as well as the common stock underlying the Class H and I warrants. The registration rights agreement included certain anti-dilution protections granted to certain of our other significant investors.
The 2011 Note
In April 2011, Mr. Nam advanced $300,000 to us in exchange for debt securities to be negotiated with us. On June 30, 2011, we issued a promissory note to Mr. Nam (the “2011 Note”). The 2011 Note accrues interest at 12% per annum and matures on April 25, 2012, with an automatic one-year extension. Interest payments are due monthly. In connection with the loan, we issued Mr. Nam five-year warrants to purchase up to 50,000 shares of common stock at $3.50 per share.
Loans from Alfonso Cordero and Mercy Cordero
On January 14, 2011, we issued an unsecured promissory note (the “Cordero Note”) in the principal amount of $1,000,000 to Alfonso G. Cordero and Mercy B. Cordero, Trustees of the Cordero Charitable Remainder Trust (the “Cordero Trust”), which at the time was a beneficial owner of in excess of 5% of our common stock, for amounts loaned to us in October 2010. The Cordero Note bears interest at 10% per annum and matures on October 1, 2013, with interest-only payments due monthly. As of September 30, 2011, we were current on interest payments under the terms of the Cordero Note.

Board of Directors Leadership Structure.
Through the fiscal year ended December 31, 2010, the board of directors was of the belief that Mr. Nam’s service as both Chairman of the board of directors and Chief Executive Officer was in our best interests and the best interests of our stockholders. Mr. Nam possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing us and our business and is thus best positioned to develop agendas that ensure that the board of directors’ time and attention are focused on the most critical matters. The board of directors was of the belief that his combined role enabled decisive leadership, ensured clear accountability, and enhanced our ability to communicate its message and strategy clearly and consistently to our stockholders, employees, customers and suppliers. Our board of directors continually evaluates the effectiveness of our leadership structure.
Our board of directors has not designated a lead director. Given the limited number of directors comprising the board of directors, the independent directors call and plan their executive sessions collaboratively and, between board meetings, communicate with management and one another directly. Under the circumstances, the directors believe that formalizing a lead director function might detract from, rather than enhance, performance of their responsibilities as directors.
Risk Oversight
Our board of directors is responsible for the oversight of risk management related to us and our business and accomplishes this oversight through regular reporting by the audit committee. The audit committee assists our board of directors by periodically reviewing our accounting, reporting and financial practices, including the integrity of our financial statements, the surveillance of administrative and financial controls and our compliance with legal and regulatory requirements. Through its regular meetings with management, the audit committee reviews and discusses all significant areas of our business, inventory management practices, internal controls, accounting policies and procedures and summarizes for our board of directors areas of risk and the appropriate mitigating factors.
Practices of our Board of Directors
Our business and affairs are managed under the direction of our board of directors, of which the primary responsibilities are to provide oversight, strategic guidance, counseling and direction to our management.
Committees of the Board of Directors and Director Independence
Our board of directors has an audit committee, Nominating Committee and a Compensation Committee. Our board of directors has determined that Mary S. Schott, David Snowden and Steven Healy, the members of these committees, are “independent” under the current independence standards of Section 803(A)(2) of the NYSE Amex LLC Company Guide and] meet the criteria for independence set forth in Rule 10A(m)(3) under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our board of directors has also determined that these persons have no material relationships with us—either directly or as a partner, stockholder or officer of any entity—which could be inconsistent with a finding of their independence as members of our board of directors.
Audit Committee
Our audit committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. The audit committee members consist of Ms. Schott and Mr. Snowden. Ms. Schott serves as the Chairperson of our audit committee. During the fiscal year ended December 31, 2010, the audit committee met five times.

The audit committee was formed on February 20, 2009 primarily to assist the board of directors with oversight of (i) the integrity of our financial statements, (ii) our compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications and independence, and (iv) the performance of our internal audit function and independent auditor. The audit committee is responsible for preparing the report that the SEC requires to be included in our annual proxy statement.
The audit committee operates under a written charter adopted on January 16, 2009, which is available at our website at http://www.t3motion.com. Our board of directors has determined that Ms. Schott is the “audit committee financial expert”, as defined by the rules and regulations of the SEC.
Audit Committee Report
The role of the audit committee is to assist the board of directors in its oversight of our financial reporting process. As set forth in the audit committee’s charter, our management team is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing our financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.
In the performance of this oversight function, the audit committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2010 with management, and has discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with audit committee, as currently in effect. The audit committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with audit committees, as currently in effect, and has discussed with the independent auditors the independent auditors’ independence; and based on the review and discussions referred above, the audit committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010 for filing with the SEC.
The members of the audit committee are not professionally engaged in the practice of auditing or accounting, are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the audit committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the audit committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the audit committee’s consideration and discussions referred to above do not assure that the audit of our financial statements has been carried out in accordance with generally accepted accounting principles or that our auditors are in fact “independent”.
Based upon the reports, review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2010, be filed with the SEC.

THE AUDIT COMMITTEE
Mary S. Schott
David Snowden
Nominating Committee
The nominating committee is responsible for identifying potential candidates to serve on our board of directors and its committees. The nominating committee took action by written consent one time during 2010.
The members of the nominating committee are Messrs. Snowden and Healy. Mr. Snowden is the Chairman of the nominating committee. The nominating committee operates under a written charter adopted on January 16, 2009, which is available on our website at http://www.t3motion.com.
The nominating committee will consider director candidates recommended by security holders. Potential nominees to the board of directors are required to have such experience in business or financial matters as would make such nominee an asset to the board of directors and may, under certain circumstances, be required to be “independent”, as such term is defined under Section 803A of the of the NYSE Amex LLC Company Guide and applicable SEC regulations. Security holders wishing to submit the name of a person as a potential nominee to the board of directors must send the name, address, and a brief (no more than 500 words) biographical description of such potential nominee to the Nominating Committee at the following address: David Snowden, Chairman, nominating committee, T3 Motion, Inc., 2990 Airway Avenue, Building A, Costa Mesa, CA 92626. Potential director nominees will be evaluated by personal interview, such interview to be conducted by one or more members of the nominating committee, and/or any other method the nominating committee deems appropriate, which may, but need not, include a questionnaire. The nominating committee may solicit or receive information concerning potential nominees from any source it deems appropriate. The nominating committee need not engage in an evaluation process unless (i) there is a vacancy on the board of directors, (ii) a director is not standing for re-election, or (iii) the nominating committee does not intend to recommend the nomination of a sitting director for re-election. A potential director nominee recommended by a security holder will not be evaluated differently from any other potential nominee. Although it has not done so in the past, the nominating committee may retain search firms to assist in identifying suitable director candidates.
The board of directors does not have a formal policy on board of director candidate qualifications. The board of directors may consider those factors it deems appropriate in evaluating director nominees made either by the board of directors or stockholders, including judgment, skill, strength of character, experience with businesses and organizations comparable in size or scope to us, experience and skill relative to other members of the board of directors, and specialized knowledge or experience. Depending upon the current needs of the board of directors, certain factors may be weighed more or less heavily. In considering candidates for the board of directors, the directors evaluate the entirety of each candidate’s credentials and do not have any specific minimum qualifications that must be met. However, in choosing a director nominee, the nominating committee will consider the extent to which the membership of the candidate on the board of directors will promote diversity among the directors. The directors will consider candidates from any reasonable source, including current members of our board of directors, stockholders, professional search firms or other persons. The directors will not evaluate candidates differently based on who has made the recommendation.

Compensation Committee
The compensation committee is responsible for making recommendations to the board concerning salaries and incentive compensation for our officers and key employees and administers our stock option plans. During the fiscal year ended December 31, 2010, the compensation committee met two times. Its responsibilities include the following functions:
•	review and approve the corporate goals and objectives with respect to compensation for the Chief Executive Officer;

•	evaluate the Chief Executive Officer’s performance in light of the established goals and objectives;

•	set the Chief Executive Officer’s annual compensation, including salary, bonus, incentive and equity compensation;

•
review and approve (i) the evaluation process and compensation structure for our other senior executives, (ii) the Chief Executive Officer’s evaluation of the performance and his recommendations concerning the annual compensation, including salary, bonus, incentive, and equity compensation, of other of our executive officers, (iii) the recruitment, retention, and severance programs for our senior executives, and (iv) the compensation structure for the board of directors.

•
make recommendations to the board of directors with respect to executive incentive-compensation plans and equity-based plans and administer any incentive plans and bonus plans that include senior officers;

•
assist the board of directors in developing and evaluating potential candidates for senior officer positions, including Chief Executive Officer, and oversee the development of executive succession plans; and

•	review an annual report on executive compensation for inclusion in our proxy statement, if such report is required.
The members of the compensation committee are Mr. Healy and Ms. Schott. Ms. Schott is Chairman of compensation committee. The compensation committee operates under a written charter, which is available on our website at http://www.t3motion.com. Our executive officers have no formal role in suggesting their salaries.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. These executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons.
Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were complied with during 2010, except that The Nam Family Trust Dated 02/17/97 failed to make any filings reporting its beneficial ownership of our common stock.

Code of Ethics
We adopted a Corporate Code of Ethics and Conduct on December 31, 2007. The Code of Ethics is designed to deter wrongdoing and to promote ethical conduct and full, fair, accurate, timely and understandable reports that we file or submit to the SEC and others. A copy of our Code of Ethics is available on our website at www.t3motion.com/corpgov.html#ethics. A printed copy of the Code of Ethics may also be obtained free of charge by writing to us at our headquarters located at 2990 Airway Avenue, Building A, Costa Mesa, CA 92626.
Meetings of the Board of Directors and Committees
During the fiscal year ended December 31, 2010, the board of directors met 11 times and took action by written consent on one occasion. All of the directors participated in the board meetings. Each director is expected to participate, either in person or via teleconference, in meetings of our board of directors and meetings of committees of our board of directors in which each director is a member, and to spend the time necessary to properly discharge such director’s respective duties and responsibilities. We do not have a written policy with regard to directors’ attendance at annual meetings of stockholders; however, all directors are encouraged to attend the annual meeting.
Communications with the Board of Directors
Interested parties can mail communications to the board of directors, including the director who presides at executive sessions of non-management or independent directors or which those directors as a group, c/o Kelly J. Anderson, Secretary, T3 Motion, Inc., 2990 Airway Avenue, Building A, Costa Mesa, CA 92626, who will forward the correspondence to each addressee.

Executive Compensation
Summary Compensation Table
The following table sets forth the compensation paid or accrued by us for each of our last two completed fiscal years to our Chief Executive Officer and Chief Financial Officer. No other employee’s compensation exceeded $100,000 in the prior two fiscal years.

				Stock	Option	All Other
Name and Principal		Salary	Bonus	Awards	Awards	Compensation	Total
Position	Year	($)(1)	($)	($)	($)(1)	($)(2)	($)

Ki Nam,	2010	$190,000	—	—	$114,900	—	$304,900
CEO and Chairman(2)	2009	150,000	—	—	—	—	150,000

Kelly J. Anderson,	2010	187,962	—	—	229,800	—	417,762
EVP and CFO	2009	175,000	—	—	—	—	175,000

Kenneth Cao	2010	120,279	—	—	76,600	—	196,879
VP, Engineering	2009	121,941	—	—	—	—	121,941

(1)
The amounts shown in this column represent the dollar amount recognized for financial statement reporting purposes for the years ended December 31, 2010 and 2009 with respect to stock options granted, as determined pursuant to the accounting standards. The option awards fair values for 2010 was $3.80 per share. There were no grant awards during 2009.

(2)	Pursuant to Mr. Nam’s employment agreement, his annual salary is $190,000, commencing January 1, 2010. Mr. Nam has elected to defer payment of his increase until May 2011.
Equity Compensation Plan Information
The following table summarizes our plan-based awards as of December 31, 2010.

Number of securities
remaining available
	Number of		for future issuance
	securities to be		under equity
	issued upon	Weighted- average	compensation plans
	exercise of	exercise price of	(excluding securities
	outstanding options,	outstanding options,	reflected in column
	warrants and rights	warrants and rights	(a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders	649,090	$5.70	372,050
Equity compensation plans not approved by security holders:	1,069,615	$7.30	—
Total			372,050

The T3 Motion, Inc. 2007 Stock Option/Stock Issuance Plan
The 2007 Stock Option/Stock Issuance Plan (the “2007 Plan”) became effective on August 2007, the effective date our board of directors approved the 2007 Plan. The maximum number of shares of common stock that may be issued over the term of the 2007 Plan is 745,000 shares.
Awards under the 2007 Plan may be granted to any of the T3 Motion’s employees, non-employee directors of T3 Motion or any of its parents or subsidiaries, and consultants and other independent advisors who provide services to T3 Motion or any of its parents or subsidiaries. Awards may consist of stock options (both incentive stock options and non-statutory stock options) and stock awards. An incentive stock option may be granted under the 2007 Plan only to a person who, at the time of the grant, is an employee of T3 Motion or a parent or subsidiary of T3 Motion.
The 2007 Plan was administered by T3 Motion’s board of directors, with full power to authorize the issuance of shares of the T3 Motion’s common stock and to grant options to purchase shares of T3 Motion’s common stock. The administrator has the power to determine the terms of the awards, including the exercise price, the number of shares subject to each award, and the exercisability of the awards. Any or all administrative functions, however, may be delegated by the board of directors to a committee of the board of directors.
The 2007 Plan provides that in the event of a merger of T3 Motion with or into another corporation or of a “change in control” of T3 Motion, including the sale of all or substantially all of T3 Motion’s assets, and certain other events, our board of directors may, in its discretion, provide for the assumption or substitution of, or adjustment to, each outstanding award and accelerate the vesting of options.
The 2007 Plan will terminate on the earlier of (i) May 15, 2017, or (ii) the date on which all 745,000 shares available for issuance under the 2007 Plan is issued, or (iii) the termination of all outstanding options in connection with a merger with or into another corporation or a “change in control” of T3 Motion.
Our board of directors may generally amend or terminate the 2007 Plan as determined to be advisable. No such amendment or modification, however, may adversely affect the rights and obligations with respect to options or unvested stock issuances at the time outstanding under the 2007 Plan unless the optionee or the participant consents to such amendment or modification. Also, certain amendments may require shareholder approval pursuant to applicable laws and regulations.
As of December 31, 2010, there were outstanding options to purchase 366,140 shares of our common stock under the 2007 Plan. Our board of directors no longer makes awards under the 2007 Plan.

The T3 Motion, Inc. 2010 Stock Option/Stock Issuance Plan
The T3 Motion, Inc. 2010 Stock Option/Stock Issuance Plan (the “2010 Plan”) became effective on January 28, 2010, and was approved by our stockholders in June 2010. The maximum number of shares of common stock that may be issued over the term of the 2010 Plan is 650,000 shares.
Administration and Eligibility
The 2010 Plan is administered by our board of directors. However, our board of directors may delegate such authority to a committee appointed by our board of directors. Employees, directors, officers, consultants, advisors and other persons associated with us or any subsidiary are eligible to receive awards under the 2010 Plan, which may consist of non-statutory stock options, incentive stock options, shares of common stock or shares of restricted common stock (together, “Securities”). The committee determines, among other things, who is eligible to receive Securities, the number of shares subject to an option, the time at which Securities are granted, the duration of an option or vesting schedule and the exercise price of an option. The committee has the right to adopt or rescind rules for the administration of the 2010 Plan, correct defects and omissions in, reconcile inconsistencies, and construe the 2010 Plan. The committee may only grant stock options or restricted stock to a stockholder pursuant to a written agreement between us and the stockholder, which includes such terms and conditions as required by the committee.
Amendment and Termination
Our board of directors may at any time, and from time to time, suspend or terminate the 2010 Plan in whole or in part or amend it from time to time in such respects as our board of directors may deem appropriate and in our best interests. All grants must be within ten years from the date the 2010 Plan is approved or adopted by the stockholders.
Non-Statutory Stock Option
Non-statutory stock options may be granted on such terms and conditions as the committee may determine, however, the exercise price per share of a non-statutory stock option cannot be less than 85% of the fair market value per share of our common stock on the option grant date. If the optionee is a shareholder holding 10% or more of the outstanding common stock, then the exercise price per share shall not be less than 110% of the fair market value per share of common stock on the option grant date. Pursuant to the 2010 Plan, no non-statutory stock options may be awarded that vest on terms more restrictive than 20% per year, and initial vesting may not occur later than one year after the option grant date.
Incentive Stock Option
Incentive stock options may be granted on such terms and conditions as the committee may determine; provided, however, that incentive stock options may only be granted to employees, and provided further that the exercise price of an incentive stock option may not be less than the fair market value of the underlying stock on the date of grant and the term of the option my not exceed 10 years (110% of such value and 5 years in the case of an incentive stock option granted to an employee who owns (or is deemed to own) more than 10% of the total combined voting power of all classes of our capital stock or of a parent or subsidiary of us). Pursuant to the 2010 Plan, no incentive stock option may be awarded that vests on terms more restrictive than 20% per year, with initial vesting to occur not later than one year after the option grant date. In addition, the aggregate fair market value of common stock covered by incentive stock options (determined at the time of grant) which are exercisable for the first time by an employee during any calendar year may not exceed $100,000. Any excess is treated as a non-statutory stock option.

Restricted Stock Award
A restricted stock award is a grant or sale of stock to the participant, subject to our right to repurchase all or part of the shares at their purchase price (or to require forfeiture of such shares if purchased at no cost) in the event that conditions specified by the committee in the award are not satisfied prior to the end of the time period during which the shares subject to the award may be repurchased by or forfeited to us. Pursuant to the 2010 Plan, no restricted stock may be awarded that vests on terms more restrictive than 20% per year, and initial vesting may not occur later than one year after the issuance date.
Unrestricted Stock Awards
An unrestricted stock award under the 2010 Plan is a grant or sale of our common stock to the participant that is not subject to transfer, forfeiture or other restrictions, in consideration for past services rendered to us or an affiliate or for other valid consideration.
Changes in Capitalization
The number of shares subject to stock options which may be granted under the 2010 Plan shall be proportionately adjusted for any increase or decrease in the number of outstanding shares of our common stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend, stock split or a similar event, except that the optionee of such stock options shall have the right to purchase such common shares as may be issued in exchange for the common shares purchasable on the exercise of such stock option had such consolidation or change in capitalization not taken place. Such adjustment shall be made by the committee, whose determination in that respect shall be final, binding and conclusive.
Change of Control, Merger or Consolidation
Either of the following events that may occur with respect to us will be considered a “Change of Control”: (a) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of our outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or (b) the sale, transfer or other disposition of all or substantially all of our assets in a liquidation or dissolution.
The 2010 Plan and each option outstanding under the 2010 Plan at the time of a Change of Control shall terminate and cease to be outstanding. However, the outstanding options shall not terminate and cease to be outstanding if and to the extent such options are assumed by the successor corporation (or parent thereof) in the Change of Control.
Each option which is assumed in connection with a Change of Control shall be appropriately adjusted, immediately after such Change of Control, to apply to the number and class of securities which would have been issuable to the optionee in consummation of such Change of Control, had the option been exercised immediately prior to such Change of Control. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan following the consummation of such Change of Control and (ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

The committee has the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for acceleration of vesting of the options or shares of common stock upon the occurrence of a Change of Control. The committee shall have the authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to structure such option so that the shares subject to that option will automatically vest on an accelerated basis should the optionee’s service terminate by reason of an involuntary termination within a period designated by the Committee following the effective date of any Change of Control in which the option is assumed and the repurchase rights applicable to those shares do not otherwise terminate. Any such option shall remain exercisable for the fully-vested option shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one-year period measured from the effective date of the Involuntary Termination, or for such other period of time as the Committee may designate. In addition, the committee may provide that one or more of the outstanding repurchase rights with respect to shares held by the optionee at the time of such involuntary termination shall immediately terminate on an accelerated basis, and the shares subject to those terminated rights shall accordingly vest.
Plan Termination
The 2010 Plan shall terminate upon the earliest of (i) January 27, 2020, (ii) the date on which all shares available for issuance under the 2010 Plan shall have been issued or (iii) the termination of all outstanding options in connection with a Change of Control.
Warrants
From time to time, we issue warrants to purchase shares of our common stock to investors, note holders and to non-employees for services rendered or to be rendered in the future. Such warrants are issued outside of the 2010 Plan and the 2007 Plan.
Certain Federal Income Tax Consequences of the 2010 Plan.
The following is a summary of the Federal income taxation treatment applicable to us and the Participants who receive stock options or stock grants (“Stock Incentives”) under the 2010 Plan. This brief summary does not purport to be complete, and does not discuss the tax consequences of a recipient’s death or the income tax laws of any state or foreign country in which the recipient may reside.
Options. Options granted under the discretionary grant program may be either “incentive stock options” which satisfy the requirements of Code Section 422 or “non-qualified stock options” which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:
Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is recognized for regular tax purposes at the time the option is exercised, although taxable income may arise at that time for alternative minimum tax purposes. The optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of certain other dispositions. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying, and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made more than two years after the date the option for the shares involved in such sale or disposition is granted and more than one year after the date the option is exercised for those shares. If the sale or disposition occurs before these two periods are satisfied, then a disqualifying disposition will result.

Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date or (if less) the amount realized upon such sale or disposition over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain recognized upon the disposition will be a capital gain.
If the optionee makes a disqualifying disposition of the purchased shares, then we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the amount of ordinary income recognized by the optionee as a result of the disposition. We will not be entitled to any income tax deduction if the optionee makes a qualifying disposition of the shares.
Non-Qualified Stock Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for our taxable year in which such ordinary income is recognized by the optionee.
Unrestricted Stock Awards. The recipient of an unrestricted stock award will recognize ordinary income in the year in which the shares subject to an unrestricted stock award are issued to the holder. The amount of that income will be equal to the fair market value of the shares on the date of issuance, and the holder will be required to satisfy the tax withholding requirements applicable to such income. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder at the time the shares are issued. The deduction will be allowed for the taxable year in which such ordinary income is recognized.
Restricted Stock Awards. The recipient of unvested shares of common stock issued under the 2010 Plan will not recognize any taxable income at the time those shares are issued but will have to report as ordinary income, as and when those shares subsequently vest, an amount equal to the excess of (i) the fair market value of the shares on the vesting date over (ii) the cash consideration (if any) paid for the shares. The recipient may, however, elect under Internal Revenue Code Section 83(b) to include as ordinary income in the year the unvested shares are issued an amount equal to the excess of (i) the fair market value of those shares on the issue date over (ii) the cash consideration (if any) paid for such shares. If the Section 83(b) election is made, the recipient will not recognize any additional income as and when the shares subsequently vest. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the recipient with respect to the unvested shares. The deduction will in general be allowed for our taxable year in which such ordinary income is recognized by the recipient.

Outstanding Equity Awards at Fiscal Year End
The following table outstanding equity awards issued to our named executive officers as of December 31, 2010.

	Securities	Securities			Shares	Shares or	Shares, Units	Shares, Units
	Underlying	Underlying			or Units of	Units of	or Other	or Other
	Unexercised	Unexercised	Option	Option	Stock that	Stock that	Rights that	Rights that
	Options (#)	Options (#)	Exercise	Expiration	Have Not	Have Not	Have Not	Have Not
Name	Exercisable	Unexercisable	Price ($)	Date	Vested (#)	Vested ($)	Vested (#)	Vested ($)

Ki Nam	—	30,000	$5.00	7/21/2020	—	—	—	—
	100,000	—	7.70	12/10/2017	—	—	—	—
Kelly J. Anderson	—	60,000	5.00	7/21/2020	—	—	—	—
	13,750	6,250	6.00	3/17/2018	—	—	—	—
	10,417	9,583	5.00	11/13/2018	—	—	—	—
Qualified Defined or Deferred Compensation Plans
We maintain a 401(k) plan for our employees, including our named executive officers. We do not offer employer matching with our 401(k) plan.
Nonqualified Defined or Deferred Compensation Plans
We do not maintain any non-tax-qualified defined contribution or other non-tax qualified deferred compensation plans.
Employment Agreements
Ki Nam
We entered into a written employment agreement with Mr. Ki Nam on August 13, 2010 in which it agreed to employ Mr. Nam during the term hereof as its Chief Executive Officer. The initial term of Mr. Nam’s employment expires on December 30, 2011, but the agreement automatically renews, annually, upon the terms and conditions set forth in such agreement unless terminated by either party by giving written notice 60 days prior to the expiration of the then term.
For the period of one year commencing on January 1, 2010, we will pay Mr. Nam an annual base salary of $190,000. During his employment and any renewal or extension period thereafter, Mr. Nam is entitled to receive, on March 15 of each calendar year, an annual bonus based upon an approved budget by our board of directors and/or its compensation committee.
If the board of directors determines that we do not have sufficient cash available to make the above described cash obligations, the board of directors may, in its discretion, make such payments in stock, but at no time shall the cash payment due under the cash obligation fall below one third of the payment obligation. Mr. Nam shall be eligible to participate in any compensation plan or program (401(k) plan and stock option plan) maintained by us in which other of our executives or employees participate, on similar terms. We shall provide to Mr. Nam and his family, during the employment with coverage under all employee medical, dental and vision benefit programs, plans or practices adopted by us and made available to all of our employees. Mr. Nam is entitled to four weeks paid vacation in each calendar year (but no more than ten consecutive business days at any given time).

We may terminate Mr. Nam’s employment at any time for any reason. If Mr. Nam’s employment is terminated by us other than for Cause (as defined in such agreement), Mr. Nam shall receive a severance payment equal to twelve months’ base salary and twelve months’ benefits, and any earned and/or accrued bonus, as in effect immediately prior to such termination, payable in accordance with our ordinary payroll practices, but not less frequently than semi-monthly following such termination of employment. In the event that Mr. Nam’s employment is terminated (i) by us for Cause; (ii) by Mr. Nam on a voluntary basis; (iii) as a result of Mr. Nam’s permanent disability; or (iv) by Mr. Nam’s death, he or his estate shall only be entitled to receive base salary and bonuses already earned and accrued through the last day of his employment. In the event of termination by Mr. Nam’s death or permanent disability, we will maintain all such benefits identified under the employment agreement and in effect for 12 additional months and any unvested benefits (i.e. 401(k), restricted stock or stock options) shall immediately vest.
If Mr. Nam’s employment with us is terminated by us (other than upon the expiration of the employment terms, for Cause, or by reason of disability, or upon Mr. Nam’s death) at any time within ninety (90) days before, or within twelve months after, a Change in Control (as defined in such agreement), or if Mr. Nam’s employment with us is terminated by him for Good Reason (as defined in such agreement) within six months after a Change in Control, or if Mr. Nam’s employment with us is terminated by Mr. Nam for any reason, including without Good Reason, during the period commencing six months after a Change in Control and ending 12 months after a Change in Control, then we will pay to Mr. Nam: (i) any accrued, unpaid base salary payable as in effect on the date of termination, (ii) any unreimbursed business expenses and (iii) a severance benefit, in a lump sum cash payment, in an amount equal to Mr. Nam’s annual rate of base salary, as in effect as of the date of termination, plus Mr. Nam’s target bonus for the fiscal year in which the date of termination occurs.
In the event Mr. Nam is entitled to the severance benefits, each stock option exercisable for shares of Company common stock granted under our stock incentive plan that is held by Mr. Nam, if then outstanding, shall become immediately vested and exercisable with respect to all of the shares of Company common stock subject thereto on the date of termination and shall be exercisable in accordance with the provisions of our stock incentive plan and option agreement pursuant to which such option was granted. In addition, in the event Mr. Nam is entitled to severance benefits, a restricted stock award and restricted shares of common stock granted under our stock incentive plan that is held by Mr. Nam that is subject to a forfeiture, reacquisition or repurchase option held by us shall become fully vested, nonforfeitable and no longer subject to reacquisition or repurchase by us or other restrictions on the date of termination.
Mr. Nam may not, without our prior written consent, use or make accessible to any other person, any confidential information pertaining to our business or affairs, except (i) while employed by us, for our benefit or (ii) when required to do so by applicable law.
Mr. Nam has also agreed for the two years following his termination of employment, he and his affiliates will not directly or indirectly, through any others person, (i) employ, solicit or induce any individual who is, or was at any time during the one year period prior to the termination date, our employee or consultant (ii) cause such individual to terminate or refrain from renewing or extending his or his employment by or consulting relationship with us, or (iii) cause such individual to become employed by or enter into a consulting relationship with us and our affiliates or any other individual, person or entity.

Mr. Nam and his affiliates also may not solicit, persuade or induce any customer to terminate, reduce or refrain from renewing or extending its contractual or other relationship with us in regard to the purchase of products or services, performed, manufactured, marketed or sold by us or any other person. Mr. Nam and his affiliates may not solicit, persuade or induce any supplier to terminate, reduce or refrain from renewing or extending his, his or its contractual or other relationship with us. During the term of his employment with us, Mr. Nam may not engage or assist others to engage in a competing business.
Kelly Anderson
We entered into a written employment agreement with Kelly Anderson, on April 17, 2010. The term of this agreement continues until December 30, 2011 and automatically renews for an additional one year period unless either we or Ms. Anderson give the other party written notice of termination at least 60 days prior to the expiration of the then term. Pursuant to her employment agreement, Ms. Anderson’s annual base salary for the first year of the agreement is $190,000, and she is eligible to receive an annual bonus based upon an approved budget and other requirements as established from time to time by our board of directors and/or its compensation committee. If the board of directors determines that we do not have sufficient cash available to make the foregoing cash obligations, the board of directors may, in its discretion, make such payments in stock, but at no time shall the cash payment due under the cash obligation fall below one third of the foregoing payment obligation to Ms. Anderson.
While we may terminate Ms. Anderson’s employment at any time for any reason, if we terminate her employment for other than for Cause (as defined in such agreement), she shall receive (a) a severance payment equal to six months’ of her then base salary; (b) continuation of her insurance benefits for six months following her termination; and (c) any earned and/or accrued bonus, as in effect immediately prior to such termination, payable in accordance with our ordinary payroll practices, but not less frequently than semi-monthly following such termination of employment.
In the event (i) we terminate Ms. Anderson’s employment for Cause (as defined in the agreement), (ii) she voluntarily resigns; or (iii) her termination is as a result of her Permanent Disability (as defined in the agreement); or (iv) her termination is due to her death, then Ms. Anderson or her estate shall only be entitled to receive any base salary or bonus earned and accrued through the date of her termination of employment. Notwithstanding the foregoing, in the event her termination is due to her death or Permanent Disability, her salary and benefits will also continue for six months after her termination, and any of her unvested benefits (i.e. 401(k), restricted stock or stock options) shall immediately vest upon her termination.
If (a) Ms. Anderson’s employment is terminated by us (other than upon the expiration of her employment term under the agreements, for Cause, or by reason of a Permanent Disability, or upon Executive’s death)at any time within ninety (90) days before, or within twelve (12) months after, a Change in Control (as defined in the agreement), or (b) if she resigns for Good Reason (as defined in the agreement) within six months after a Change in Control, or (c) her employment with us is terminated by Ms. Anderson for any reason, including without Good Reason, during the period commencing six months after a Change in Control and ending twelve months after a Change in Control, then we are required to pay to Ms. Anderson the following benefits: (i) any accrued, unpaid base salary payable as in effect on her termination date; (ii) any unreimbursed business expenses; and (iii) a severance benefit, in a lump sum cash payment, in an amount equal to her annual base salary then in effect, plus her Target Bonus (as defined in the agreement) for the fiscal year during which her termination occurs.

In the event Ms. Anderson is entitled to the severance benefits under her employment agreement, all of her outstanding stock options granted under our stock incentive plan shall immediately vest and become exercisable and any restricted stock award or restricted shares of common stock granted to Ms. Anderson under our stock incentive plan that is subject to a forfeiture, reacquisition or repurchase option held by us shall become fully vested, nonforfeitable and no longer subject to reacquisition or repurchase by us or other restrictions as of her termination date.
Following her termination of employment, Ms. Anderson shall continue to be subject to certain confidentiality obligations and is also subject to certain non-solicitation obligations contained in the agreement for two years following her termination concerning certain of our current and prior employees and consultants.
Potential Payments upon Termination or Change in Control
Assuming the employment of our named executive officers were to be terminated without cause or for good reason, as of December 31, 2010, the following individuals would have been entitled to payments in the amounts set forth opposite to their name in the below table through December 31, 2011:
Cash Payments

Ki Nam	$190,000
Kelly Anderson	$95,000
Other than such arrangements described above, we have no other formal employment agreements with any of our executive officers, nor any compensatory plans or arrangements resulting from the resignation, retirement or any other termination of any of our executive officers, from a change-in-control, or from a change in any executive officer’s responsibilities following a change-in-control.
Director Compensation
We pay each of our outside directors a $20,000 cash retainer for the director’s participation on the board of directors and its committees. The following table summarizes compensation that our non-employee directors earned during 2010 for services as members of our board of directors.

	Fees Earned or		Option
	Paid in Cash ($)		Awards ($)(1)		Total ($)

Ki Nam(2)	$—		$—		$—
Steven Healy	20,000		18,390		38,390
David Snowden	20,000		18,390		38,390
Mary S. Schott	20,000		18,390		38,390
Robert Thomson	—	(3)	18,390	(4)	18,390

(1)
Amounts represent the aggregate grant date fair value of the stock or option award calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Stock Compensation, as amended, without regard to estimated forfeitures, or, with respect to re-priced options. See Note 11 of the notes to our audited consolidated financial statements for a discussion of valuation assumptions made in determining the grant date fair value and compensation expense of our stock options.

(2)	Mr. Nam does not receive compensation for serving as a member of our board of directors. His compensation for serving as an officer is reflected in the table titled “Summary Compensation Table.”

(3)	Mr. Thomson has waived his annual cash retainer board of directors fee for 2010.

(4)	Such options will be assigned to Vision Capital Advisors or its affiliates.

GENERAL
Management does not know of any matters other than those stated in this Proxy Statement that are to be presented for action at the meeting. If any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted on any such other matters in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.
We will bear the cost of preparing, printing, assembling and mailing the proxy, Proxy Statement and other material which may be sent to stockholders in connection with this solicitation. It is contemplated that brokerage houses will forward the proxy materials to beneficial owners at our request. In addition to the solicitation of proxies by use of the mails, our officers and regular employees may solicit proxies without additional compensation, by telephone or other electronic means. We may reimburse brokers or other persons holding stock in their names or the names of their nominees for the expenses of forwarding soliciting material to their principals and obtaining their proxies.
WHERE YOU CAN FIND MORE INFORMATION
We file annual, quarterly and current reports, proxy statements and other documents with the SEC under the Exchange Act. Our SEC filings made electronically through the SEC’s EDGAR system are available to the public at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC at the SEC’s public reference room located at 100 F Street, N.E., Washington, D.C. 20549-1004. Please call the SEC at (800) SEC-0330 for further information on the operation of the public reference room.
We will only deliver one Proxy Statement to multiple security holders sharing an address unless we have received contrary instructions from one or more of the security holders. Upon written or oral request, we will promptly deliver a separate copy of this Proxy Statement and any future annual reports and proxy or information statements to any security holder at a shared address to which a single copy of this Proxy Statement was delivered, or deliver a single copy of this Proxy Statement and any future annual reports and proxy or information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to us at following address: 2990 Airway Avenue, Building A, Costa Mesa, California 92626.
We will provide without charge to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of our Annual Report on Form 10-K for the year ended December 31, 2010 (as filed with the SEC), including the financial statements contained therein. All such requests should be directed to Kelly Anderson, Chief Financial Officer, 2990 Airway Avenue, Building A, Costa Mesa, California 92626; telephone: (714) 619-3600.

STOCKHOLDER PROPOSALS
The annual meeting of stockholders for the fiscal year ending December 31, 2011 is expected to be held in June 2012. Because we plan to hold the annual meeting with respect to fiscal 2011 approximately six months earlier than the month in which he held the annual meeting with respect to fiscal 2010, any stockholder proposal intended to be included in our proxy statement and form of proxy for presentation at the fiscal 2011 annual meeting pursuant to Rule 14a-8 under the Exchange Act must be received by us not later than January 22, 2012. As to any proposal submitted for presentation at the fiscal 2011 annual meeting outside the processes of Rule 14a-8, the proxies named in the form of proxy for the fiscal 2011 meeting will be entitled to exercise discretionary authority on that proposal unless we receive notice of the matter on or before April 11, 2012.

By Order of the Board of Directors,
/s/ Ki Nam

Name:	Ki Nam
Title:	Chairman and Chief Executive Officer
Dated: November 8, 2011

Annex A
T3 MOTION, INC.
2010 STOCK OPTION/STOCK ISSUANCE PLAN
I. GENERAL PROVISIONS
A. PURPOSE OF THE PLAN
This 2010 Stock Option/Stock Issuance Plan (the “Plan”) is intended to promote the interests of T3 Motion, Inc., a Delaware corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.
Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.
B. STRUCTURE OF THE PLAN
1. The Plan shall be divided into two (2) separate equity programs:
(a) the Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock, and
(b) the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary).
2. The provisions of Sections I and IV shall apply to both equity programs under the Plan and shall accordingly govern the interests of all persons under the Plan.
C. ADMINISTRATION OF THE PLAN
1. The Plan shall be administered by the Board. However, any or all administrative functions otherwise exercisable by the Board may be delegated to the Committee. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.
2. The Plan Administrator shall have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the Plan and any outstanding options thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any option thereunder. The Plan Administrator may delegate to one or more officers of the Company the authority to grant an Option under this Plan to Participants who are not Insiders of the Company. No member of the Plan Administrator shall be personally liable for any action taken or decision made in good faith relating to this Plan, and all members of the Plan Administrator shall be fully protected and indemnified to the fullest extent permitted under applicable law by the Company in respect to any such action, determination, or interpretation.
D. ELIGIBILITY
1. The persons eligible to participate in the Plan are as follows:
(a) Employees,

(b) non-employee members of the Board or the non-employee members of the board of directors of any Parent or Subsidiary, and
(c) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).
2. The Plan Administrator shall have full authority to determine, (i) with respect to the option grants under the Option Grant Program, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding, and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid by the Participant for such shares either an Incentive Option or a Non-Statutory Option, the time or times at which each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding, and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid by the Participant for such shares.
3. The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.
E. STOCK SUBJECT TO THE PLAN
1. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed three million one hundred fifty thousand (3,150,000) shares.
2. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) the options expire or terminate for any reason prior to exercise in full or (ii) the options are cancelled in accordance with the cancellation-regrant provisions of Section II. Unvested shares issued under the Plan and subsequently repurchased by the Corporation, at the option exercise price paid per share, pursuant to the Corporation’s repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan.
3. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan and (ii) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive. In no event shall any such adjustments be made in connection with the conversion of one or more outstanding shares of the Corporation’s preferred stock into shares of Common Stock.
II. OPTION GRANT PROGRAM
A. OPTION TERMS
Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

1. Exercise Price.
(a) The exercise price per share shall be fixed by the Plan Administrator in accordance with the following provisions:
(i) The exercise price per share shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the option grant date.
(ii) If the person to whom the option is granted is a 10% Shareholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date.
(b) The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section IV.A and the documents evidencing the option, be payable in cash, cancellation of indebtedness of the Company to the Participant, waiver of compensation for services rendered (to the extent permitted under applicable law) or check made payable to the Corporation. Should the Common Stock be registered under Section 12(g) of the 1934 Act at the time the option is exercised, then the exercise price may also be paid as follows:
(i) in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or
(ii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions (A) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (B) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.
Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.
2. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option grant. However, no option shall have a term in excess often (10) years measured from the option grant date.
3. Effect of Termination of Service.
(a) The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:
(i) Should the Optionee cease to remain in Service for any reason other than Disability or death, then the Optionee shall have a period of three (3) months following the date of such cessation of Service during which to exercise each outstanding option held by such Optionee.
(ii) Should Optionee’s Service terminate by reason of Disability, then the Optionee shall have a period of twelve (12) months following the date of such cessation of Service during which to exercise each outstanding option held by such Optionee.
(iii) If the Optionee dies while holding an outstanding option, then the personal representative of his or her estate or the person or persons to whom the option is transferred pursuant to the Optionee’s will or the laws of inheritance shall have a twelve (12)-month period following the date of the Optionee’s death to exercise such option.

(iv) Under no circumstances, however, shall any such option be exercisable after the specified expiration of the option term.
(v) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee’s cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee’s cessation of Service, terminate and cease to be outstanding with respect to any and all option shares for which the option is not otherwise at the time exercisable or in which the Optionee is not otherwise at that time vested.
(b) The Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:
(i) extend the period of time for which the option is to remain exercisable following Optionee’s cessation of Service or death from the limited period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term; and/or
(ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee’s cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.
4. Shareholder Rights. The holder of an option shall have no shareholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.
5. Unvested Option Shares. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock (“Unvested Option Shares”). Should the Optionee cease Service while holding such Unvested Option Shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, all or (at the discretion of the Corporation and with the consent of the Optionee) any of those Unvested Option Shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right. The Plan Administrator may not impose a vesting schedule upon any option grant or any shares of Common Stock subject to the option which is more restrictive than twenty percent (20%) per year vesting, with the initial vesting to occur not later than one (1) year after the option grant date.
6. First Refusal Rights. Until such time as the Common Stock is first registered under Section 12(g) of the 1934 Act, the Corporation shall have the right of first refusal with respect to any proposed disposition by the Optionee (or any successor in interest) of any shares of Common Stock issued under the Plan. Such right of first refusal shall be exercisable in accordance with the terms established by the Plan Administrator and set forth in the document evidencing such right.
7. Limited Transferability of Options. During the lifetime of the Optionee, the option shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee’s death.
8. Withholding. The Corporation’s obligation to deliver shares of Common Stock upon the exercise of any options granted under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

B. INCENTIVE OPTIONS
The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section B, all the provisions of the Plan shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options shall not be subject to the terms of this Section B.
1. Eligibility. Incentive Options may only be granted to Employees.
2. Exercise Price. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.
3. Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). If the Fair Market Value of shares on the date of grant with respect to which Incentive Options are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of shares to become exercisable in such calendar year will be Incentive Options and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be Non-Statutory Options. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of shares permitted to be subject to Incentive Options, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment. To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.
4. 10% Shareholder. If any Employee to whom an Incentive Option is granted is a 10% Shareholder, then the option term shall not exceed five (5) years measured from the option grant date.
5. Modification, Extension or Renewal. The Plan Administrator may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefore, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. The Plan Administrator may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 6.4 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.
6. No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to Incentive Options will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.
C. CORPORATE TRANSACTION
1. The Plan and each option outstanding under the Plan at the time of a Corporate Transaction shall terminate and cease to be outstanding. However, the outstanding options shall not terminate and cease to be outstanding if and to the extent such options are assumed by the successor corporation (or parent thereof) in the Corporate Transaction.
2. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction, had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan following the consummation of such Corporate Transaction and (ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

3. The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration (in whole or in part) of one or more outstanding options or Unvested Option Shares (and the automatic termination of one or more outstanding repurchase rights, with the immediate vesting of the shares of Common Stock subject to those terminated rights) upon the occurrence of a Corporate Transaction, whether or not those options or Unvested Option Shares are to be assumed or replaced in the Corporate Transaction.
4. The Plan Administrator shall also have full power and authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to structure such option so that the shares subject to that option will automatically vest on an accelerated basis should the Optionee’s Service terminate by reason of an Involuntary Termination within a period designated by the Plan Administrator following the effective date of any Corporate Transaction in which the option is assumed and the repurchase rights applicable to those shares do not otherwise terminate. Any such option shall remain exercisable for the fully-vested option shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination, or for such other period of time as the Plan Administrator may designate. In addition, the Plan Administrator may provide that one or more of the outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate on an accelerated basis, and the shares subject to those terminated rights shall accordingly vest.
5. The portion of any Incentive Option accelerated in connection with a Corporate Transaction shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.
6. The grant of options under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.
D. CANCELLATION AND REGRANT OF OPTIONS
The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Plan and to grant in substitution therefore new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new option grant date.
III. STOCK ISSUANCE PROGRAM
A. STOCK ISSUANCE TERMS
Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.
1. Purchase Price.
(a) The purchase price per share shall be fixed by the Plan Administrator but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the issue date. However, the purchase price per share of Common Stock issued to a 10% Shareholder shall not be less than one hundred and ten percent (110%) of such Fair Market Value.

(b) Subject to the provisions of Section IV.A, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:
(i) cash or check made payable to the Corporation, or
(ii) past services rendered to the Corporation (or any Parent or Subsidiary).
2. Vesting Provisions.
(a) Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant’s period of Service or upon attainment of specified performance objectives. However, the Plan Administrator may not impose a vesting schedule upon any stock issuance effected under the Stock Issuance Program which is more restrictive than twenty percent (20%) per year vesting, with initial vesting to occur not later than one (1) year after the issuance date.
(b) Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant’s unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant’s unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.
(c) The Participant shall have full shareholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant’s interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.
(d) Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further shareholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant’s purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares.
(e) The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to such shares. Such waiver shall result in the immediate vesting of the Participant’s interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant’s cessation of Service or the attainment or non-attainment of the applicable performance objectives.
3. First Refusal Rights. Until such time as the Common Stock is first registered under Section 12(g) of the 1934 Act, the Corporation shall have the right of refusal with respect to any proposed disposition by the Participant (or any successor in interest) of any shares of Common Stock issued under the Stock Issuance Program. Such right of first refusal shall be exercisable in accordance with the terms established by the Plan Administrator and set forth in the document evidencing such right.

B. CORPORATE TRANSACTION
1. Upon the occurrence of a Corporate Transaction all unvested shares not assumed by the successor corporation (or parent thereof) shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further shareholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant’s purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares.
2. The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation’s repurchase rights with respect to those shares remaining outstanding, to provide that those rights shall automatically terminate on an accelerated basis, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event of a Corporate Transaction or in the event that the Participant’s Service should subsequently terminate by reason of an Involuntary Termination within a period designated by the Plan Administrator following the effective date of any Corporate Transaction in which those repurchase rights are assumed by the successor corporation (or parent thereof).
C. SHARE ESCROW/LEGENDS
Unvested shares may, in the Plan Administrator’s discretion, be held in escrow by the Corporation until the Participant’s interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.
IV. MISCELLANEOUS
A. FINANCING
To the extent permitted by applicable law, the Plan Administrator may permit any Optionee or Participant to pay the option exercise price or the purchase price for shares issued to such person under the Plan by delivering a full-recourse, interest-bearing promissory note payable in one or more installments and secured by the purchased shares. In no event shall the maximum credit available to the Optionee or Participant exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.
B. EFFECTIVE DATE AND TERM OF PLAN
1. This Plan will become effective on the date on which it is adopted by the Board (the “Effective Date”). Upon the Effective Date, the Committee may grant Options and Shares pursuant to the Plan. The Company intends to seek stockholder approval of the Plan within twelve (12) months after the date this Plan is adopted by the Board; provided, however, if the Company fails to obtain stockholder approval of the Plan during such 12-month period, pursuant to Section 422 of the Code, any Option granted as an Incentive Option at any time under the Plan will not qualify as an ISO within the meaning of the Code and will be deemed to be an Non-Statutory Option.
2. The Plan shall terminate upon the earliest of (i) the expiration of the ten (10)-year period measured from the date the Plan is adopted by the Board, (ii) the date on which all shares available for issuance under the Plan shall have been issued or (iii) the termination of all outstanding options in connection with a Corporate Transaction. All options and unvested stock issuances outstanding at that time under the Plan shall continue to have full force and effect in accordance with the provisions of the documents evidencing such options or issuances.

C. AMENDMENT OF THE PLAN
1. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require shareholder approval pursuant to applicable laws and regulations.
2. Options may be granted under the Option Grant Program and shares may be issued under the Stock Issuance Program which are in each instance in excess of the number of shares of Common Stock then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained shareholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such shareholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.
D. USE OF PROCEEDS
Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.
E. WITHHOLDING
The Corporation’s obligation to deliver shares of Common Stock upon the exercise of any options or upon the vesting of any shares issued under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.
F. REGULATORY APPROVALS
The implementation of the Plan, the granting of any options under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any option or (ii) under the Stock Issuance Program shall be subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the shares of Common Stock issued pursuant to it.
G. NO EMPLOYMENT OR SERVICE RIGHTS
Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.
H. FINANCIAL REPORTS
The Corporation shall deliver a balance sheet and an income statement at least annually to each individual holding an outstanding option under the Plan, unless such individual is a key Employee whose duties in connection with the Corporation (or any Parent or Subsidiary) assure such individual access to equivalent information.

APPENDIX
The following definitions shall be in effect under the Plan:
Board shall mean the Corporation’s Board of Directors.
Code shall mean the Internal Revenue Code of 1986, as amended.
Committee shall mean a committee of two (2) or more Board members appointed by the Board to exercise one or more administrative functions under the Plan.
Common Stock shall mean the Corporation’s common stock.
Corporate Transaction shall mean either of the following shareholder-approved transactions to which the Corporation is a party:
(a) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or
(b) the sale, transfer or other disposition of all or substantially all of the Corporation’s assets in complete liquidation or dissolution of the Corporation.
Corporation shall mean T3 Motion, Inc., a Delaware corporation.
Disability shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment and shall be determined by the Plan Administrator on the basis of such medical evidence as the Plan Administrator deems warranted under the circumstances.
Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.
Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.
Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:
(a) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.
(b) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(c) If the Common Stock is at the time neither listed on any Stock Exchange nor traded on the Nasdaq National Market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.
Incentive Option shall mean an option which satisfies the requirements of Code Section 422.
Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:
(a) such individual’s involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or
(b) such individual’s voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonuses under any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual’s place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected without the individual’s consent.
The Plan Administrator shall be entitled to revise the definition of Involuntary Termination and Misconduct with respect to individual Optionees or Participants under the Plan.
Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).
1934 Act shall mean the Securities Exchange Act of 1934, as amended.
Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.
Option Grant Program shall mean the option grant program in effect under the Plan.
Optionee shall mean any person to whom an option is granted under the Plan.
Option Grant Program shall mean the option grant program in effect under the Plan.
Optionee shall mean any person to whom an option is granted under the Plan.
Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
Participant shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.
Plan shall mean the Corporation’s 2010 Stock Option/Stock Issuance Plan, as set forth in this document.
Plan Administrator shall mean either the Board or the Committee acting in its capacity as administrator of the Plan.

Service shall mean the provision of services to the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant.
Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.
Stock Issuance Agreement shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.
Stock Issuance Program shall mean the stock issuance program in effect under the Plan.
10% Shareholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary)

THIS PROXY IS SOLICITED ON BEHALF OF OUR BOARD OF DIRECTORS
PROXY
FOR THE ANNUAL MEETING OF STOCKHOLDERS OF
T3 MOTION, INC.
TO BE HELD ON DECEMBER 2, 2011
Ki Nam, with full power of substitution, hereby is authorized to vote as specified below or, with respect to any matter not set forth below, as he shall determine, all of the shares of common stock of T3 Motion, Inc. that the undersigned would be entitled to vote, if personally present, at the annual meeting of stockholders with respect to the fiscal year ended December 31, 2010, and any adjournment or adjournments thereof.
Unless otherwise specified, this proxy will be voted FOR Proposals 1, 2, 3 and 4 and for ONE YEAR with respect to Proposal 5. Our board of directors recommends a vote FOR Proposals 1, 2, 3 and 4 and for ONE YEAR with respect to Proposal 5.
1.	TO ELECT FIVE DIRECTORS TO SERVE UNTIL THE 2011 ANNUAL MEETING OF THE STOCKHOLDERS.

☐	FOR all nominees listed below (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below
Ki Nam, Steven Healy, Mary Schott, David Snowden and Robert Thomson
INSTRUCTION: To withhold authority to vote for any nominee, write the nominee’s name in the space provided below.

2.	APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE PURSUANT TO THE 2010 STOCK INCENTIVE PLAN

☐	FOR	☐	AGAINST	☐	ABSTAIN
3.	RATIFICATION OF KMJ CORBIN & COMPANY LLP AS OUR INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2011

☐ FOR	☐ AGAINST	☐ ABSTAIN
4.	ADVISORY VOTE ON EXECUTIVE COMPENSATION

☐ FOR	☐ AGAINST	☐ ABSTAIN
5.	ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION — EVERY:

☐	ONE YEAR	☐	THREE YEARS
☐	TWO YEARS	☐	ABSTAIN
Please sign exactly as your name appears below. When shares are held by joint tenants, each should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, or partner, please give full title as such.

Date: , 2011
Signature

Signature if held jointly

Print Name
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.